Exhibit 10.1
AMENDMENT NO. 6 TO RAIL TRANSPORTATION SERVICES AGREEMENT

THIS AMENDMENT NO. 6 TO RAIL TRANSPORTATION SERVICES AGREEMENT (this “Amendment”), is entered into and effective as of the 16 day of August, 2022 (the “Effective Date”), by and between Green Plains Logistics LLC (the “Operator”) and Green Plains Trade Group LLC (the “Customer”). Customer and Operator are sometimes referred to in this Amendment as the “Parties” and individually as a “Party”.

WHEREAS, Operator wishes to amend the Rail Transportation Services Agreement effective July 1, 2015, as amended, between the Parties (the “Agreement”) on the terms and conditions set forth herein with terms used herein not defined herein having the meaning set forth in the Agreement;

NOW THEREFORE, in consideration of the mutual premises of the Parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Section 9 of the Agreement is hereby replaced in its entirety with the following:

Term. The initial term, of this Agreement shall continue for a period until June 30, 2029 (the "Initial Term") and shall automatically renew for successive twelve (12) month terms thereafter (each such term, a "Renewal Term" and all Renewal Terms, together with the Initial Term, the "Term") until terminated by either party by providing 360 days written notice of such termination to the other party.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

OPERATOR: GREEN PLAINS LOGISTICS LLC

Signature:     /s/ Michelle Mapes
Name:    Michelle Mapes
Title:    Chief Legal & Administration Officer

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature:     /s/ Michelle Mapes
Name:    Michelle Mapes
Title:    Chief Legal & Administration Officer

Exhibit 10.1

EXHIBIT E-4

Effective as of August 16, 2022
LOADING POINTS

O’Neill, Nebraska
Central City, Nebraska
Fairmont, Minnesota
Hopewell, Virginia
Madison, Illinois
Mount Vernon, Indiana
Obion, Tennessee
Otter Tail, Minnesota
Shenandoah, Iowa
Superior, Iowa
Wood River, Nebraska
York, Nebraska